Exhibit 10.1
SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), effective as of February 3, 2025 (the "Effective Date"), is entered into among Nuvve Holding Corp., a Delaware corporation (the “Company”) and each Person identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement (as defined below).
RECITALS
A.    The Company and the Buyers are parties to that certain Securities Purchase Agreement, dated as of October 31, 2024, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of January 14, 2025 (as amended, the “Purchase Agreement”).
B.    The Company has requested that the Buyers agree to certain amendments to the Purchase Agreement, and the Buyers have agreed to such requests, subject to the terms and conditions of this Amendment.
C.    Pursuant to Section 5.4 of the Purchase Agreement, the Purchase Agreement may be amended upon the written consent of the Company and the Required Holders.
D.    The undersigned Buyers constitute the Required Holders under the Purchase Agreement.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENT
1.Amendment. Section 4.12 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
4.12    Stockholder Approval. Within 45 days of Closing, the Company shall file with the SEC a proxy statement, in a form reasonably acceptable to the Buyers, soliciting the affirmative votes of each of its stockholders of record for approval of resolutions providing for the issuance of the Securities, including, for the avoidance of doubt, the approval of a change of control of the Company, in compliance with the rules and regulations of the Principal Market (“Stockholder Approval”; and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”) and the Company shall use its reasonable best efforts to, at the expense of the Company, solicit its stockholders’ approval of such resolution and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolution. The Company shall hold a special meeting of stockholders (the “Stockholder Meeting”) for purposes of Stockholder Approval no later than February 21, 2025 (the “Stockholder Meeting Deadline”), and the Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held within 90 days later. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained. Notwithstanding the above, the Company shall not be required to hold a Stockholder Meeting or seek Stockholder Approval any time following the time when the Notes and Warrants are no longer outstanding if upon full conversion of the Notes and exercise of the Warrants, the shares of Common Stock issued pursuant to the Notes and Warrants would not exceed the Exchange Cap (as defined in the Notes). Each Buyer covenants to vote, and shall cause its affiliates to vote, all shares of Common Stock owned by such Buyer or its affiliates, as applicable, in respect of any resolution presented to the stockholders of the Company for the purpose of obtaining the Stockholder Approval. For clarity, the Buyer’s agreement to vote its Common Stock in accordance with the foregoing sentence, does not require the Buyer to vote such shares for or against any other proposal or proposals, whether or not such other proposal or proposals are recommended by the Board of Directors.
2.Securities Laws Disclosure. The Company shall, by not later than 8:30 a.m. (local time in New York, New York) on February 5, 2025, file a Current Report on Form 8-K, disclosing the terms of this Amendment, and including a copy of this Amendment (or the form thereof) as an exhibit thereto, with the Commission.
3.Effect of Amendment. Except as specifically amended herein, all terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified and affirmed. In the event and to the extent of any conflict between the terms of the Purchase Agreement and this Amendment, this Amendment shall control. The Purchase Agreement may not be further amended or modified except as set forth in the Purchase Agreement. Each reference in the Purchase Agreement or any Transaction Document to the Purchase Agreement shall mean the Purchase Agreement as amended hereby.
4.Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.
5. Entire Agreement, Amendment and Waiver. This Amendment, together with the Purchase Agreement and the Transaction Documents, constitute the entire agreement of the parties hereto and thereto relating to the subject matter hereof and thereof and supersede all prior and contemporaneous contracts or agreements with respect thereto, whether oral or written. This Amendment may not be amended, modified or supplemented and no waivers of consents to or departures from the provisions hereof may be given except pursuant to a writing signed by all of the parties hereto.

6.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
8.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.Further Assurances. The parties shall execute and deliver such additional documents and instruments and perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Amendment and the transactions contemplated hereby
[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:
NUVVE HOLDING CORP.

By: /s/ David Robson
Name: David Robson
Its: Chief Financial Officer

[Signature Page to Amendment No. 2 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BUYERS:
FIVE NARROW LANE, L.P.

By: /s/ Arie Rabinowitz
Name: Arie Rabinowitz
Its: Managing Member

[Signature Page to Amendment No. 2 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BUYERS:
Gregory Poilasne

/s/ Gregory Poilasne

[Signature Page to Amendment No. 2 to Purchase Agreement]